Exhibit 99.3

YOUR VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting: The Proxy Statement and Annual Report to Stockholders are available at https://www.snl.com/IRWebLinkX/GenPage.aspx?IID=1984120&GKP=203213 You can vote in one of three ways: 1. Call toll free 1-866-239-6862 on a Touch-Tone Phone. There is NO CHARGE to you for this call. or 2. Via the Internet at https://www.proxyvotenow.com/dnbk and follow the instructions. or 3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope. PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS REVOCABLE PROXY DANVERS BANCORP, INC. SPECIAL MEETING OF STOCKHOLDERS OCTOBER 9, 2009, 10:00 A.M., LOCAL TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Danvers Bancorp, Inc., a Delaware corporation (the “Company”), hereby appoints Kevin T. Bottomley, President and Chief Executive Officer, and Michael W. McCurdy, Senior Vice President and Corporate Secretary, and each of them, as proxies for the undersigned, each with full power of substitution, to represent and to vote as proxy, as designated, all shares of common stock of the Company held of record by the undersigned on August 28, 2009, at a Special Meeting of Stockholders of the Company (the “Special Meeting”), to be held at the Centennial Ballroom, Peabody Marriott Hotel, 8 Centennial Drive, Peabody, Massachusetts 01960 on October 9, 2009, 10:00 a.m., local time, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all of the powers the undersigned would possess if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement/Prospectus dated August 28, 2009, the terms of each of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED HEREIN, BUT IF THIS PROXY IS EXECUTED BUT NO INSTRUCTIONS ARE SPECIFIED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES IN THEIR DISCRETION. AT THE PRESENT TIME, THE BOARD OF DIRECTORS IS NOT AWARE OF ANY OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING. STOCKHOLDERS WHO PLAN TO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXY BY CASTING THEIR VOTE AT THE SPECIAL MEETING IN PERSON. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE. (Continued, and to be marked, dated and signed, on the other side) FOLD AND DETACH HERE DANVERS BANCORP, INC. — SPECIAL MEETING , OCTOBER 9, 2009, 10:00 A.M., LOCAL TIME 6408/7546

Date Sign above Please be sure to date and sign this proxy card in the box below. 1. Approval of the Agreement and Plan of Merger by and between Danvers Bancorp, Inc. and Beverly National Corporation, dated as of June 16, 2009, pursuant to which Beverly will merge with and into Danvers, with Danvers being the surviving corporation. IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW 2. Approval of one or more adjournments of the special meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting, or at any adjournment or postponement of that meeting, to approve the merger agreement. 3. The proxies are authorized to act upon such other matters as may properly come before the special meeting or any adjournments or postponements of the special meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS LISTED ABOVE Mark here if you plan to attend the meeting Mark here for address change and note change Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. If executed by a company or partnership, the proxy should be executed in the full corporate or partnership name and signed by a duly authorized person, stating his or her title or authority. For Against Abstain Your vote is important! FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3:00 a.m., Local Time, October 9, 2009: 1-866-239-6862 Vote by Internet anytime prior to 3:00 a.m., Local Time, October 9, 2009 go to https://www.proxyvotenow.com/dnbk Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted. REVOCABLE PROXY DANVERS BANCORP, INC. PLEASE MARK VOTES AS IN THIS EXAMPLE X SPECIAL MEETING OF STOCKHOLDERS OCTOBER 9, 2009 For Against Abstain PROXY VOTING INSTRUCTIONS Stockholders of record have three ways to vote: 1. By Mail; or 2. By Telephone (using a Touch-Tone Phone); or 3. By Internet. A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., Local Time, October 9, 2009. It is not necessary to return this proxy if you vote by telephone or Internet. SPECIAL MEETING MATERIALS ARE AVAILABLE ON-LINE AT: https://www.snl.com/IRWebLinkX/GenPage.aspx?IID=1984120&GKP=203213